UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

For the year ended December 31, 2022, InPoint Commercial Real Estate Income, Inc. (the "Company") paid common stock cash distributions of approximately $13.2 million and preferred stock cash distributions of approximately $6.1 million. For income tax purposes for the common stock distributions, 63.4% were treated as ordinary dividends and 36.6% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder's basis in its shares and thereafter as capital gain). For income tax purposes for the preferred stock distributions, all of the distributions were treated as ordinary dividends. The following table denotes the nature of the Company's monthly cash distributions paid in 2022 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2022. All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2021	January 19, 2022	$0.1042	$0.0661	$—	$0.0381
January 31, 2022	February 17, 2022	$0.1042	$0.0661	$—	$0.0381
February 28, 2022	March 17, 2022	$0.1042	$0.0661	$—	$0.0381
March 31, 2022	April 19, 2022	$0.1042	$0.0661	$—	$0.0381
April 30, 2022	May 18, 2022	$0.1042	$0.0661	$—	$0.0381
May 31, 2022	June 17, 2022	$0.1042	$0.0661	$—	$0.0381
June 30, 2022	July 19, 2022	$0.1042	$0.0661	$—	$0.0381
July 31, 2022	August 17, 2022	$0.1042	$0.0661	$—	$0.0381
August 31, 2022	September 19, 2022	$0.1042	$0.0661	$—	$0.0381
September 30, 2022	October 18, 2022	$0.1042	$0.0661	$—	$0.0381
October 31, 2022	November 17, 2022	$0.1042	$0.0661	$—	$0.0381
November 30, 2022	December 19, 2022	$0.1042	$0.0661	$—	$0.0381

Class A Common Stock:
December 31, 2021	January 19, 2022	$0.1042	$0.0661	$—	$0.0381
January 31, 2022	February 17, 2022	$0.1042	$0.0661	$—	$0.0381
February 28, 2022	March 17, 2022	$0.1042	$0.0661	$—	$0.0381
March 31, 2022	April 19, 2022	$0.1042	$0.0661	$—	$0.0381
April 30, 2022	May 18, 2022	$0.1042	$0.0661	$—	$0.0381
May 31, 2022	June 17, 2022	$0.1042	$0.0661	$—	$0.0381
June 30, 2022	July 19, 2022	$0.1042	$0.0661	$—	$0.0381
July 31, 2022	August 17, 2022	$0.1042	$0.0661	$—	$0.0381
August 31, 2022	September 19, 2022	$0.1042	$0.0661	$—	$0.0381
September 30, 2022	October 18, 2022	$0.1042	$0.0661	$—	$0.0381
October 31, 2022	November 17, 2022	$0.1042	$0.0661	$—	$0.0381
November 30, 2022	December 19, 2022	$0.1042	$0.0661	$—	$0.0381

Class D Common Stock:
December 31, 2021	January 19, 2022	$0.0999	$0.0633	$—	$0.0366
January 31, 2022	February 17, 2022	$0.0999	$0.0633	$—	$0.0366
February 28, 2022	March 17, 2022	$0.1003	$0.0636	$—	$0.0367
March 31, 2022	April 19, 2022	$0.0999	$0.0634	$—	$0.0365
April 30, 2022	May 18, 2022	$0.1001	$0.0635	$—	$0.0366
May 31, 2022	June 17, 2022	$0.1000	$0.0634	$—	$0.0366
June 30, 2022	July 19, 2022	$0.1001	$0.0635	$—	$0.0366
July 31, 2022	August 17, 2022	$0.1000	$0.0634	$—	$0.0366
August 31, 2022	September 19, 2022	$0.1000	$0.0634	$—	$0.0366
September 30, 2022	October 18, 2022	$0.1001	$0.0635	$—	$0.0366
October 31, 2022	November 17, 2022	$0.1000	$0.0634	$—	$0.0366
November 30, 2022	December 19, 2022	$0.1002	$0.0635	$—	$0.0367

Class I Common Stock:
December 31, 2021	January 19, 2022	$0.1042	$0.0661	$—	$0.0381
January 31, 2022	February 17, 2022	$0.1042	$0.0661	$—	$0.0381
February 28, 2022	March 17, 2022	$0.1042	$0.0661	$—	$0.0381
March 31, 2022	April 19, 2022	$0.1042	$0.0661	$—	$0.0381
April 30, 2022	May 18, 2022	$0.1042	$0.0661	$—	$0.0381
May 31, 2022	June 17, 2022	$0.1042	$0.0661	$—	$0.0381

June 30, 2022	July 19, 2022	$0.1042	$0.0661	$—	$0.0381
July 31, 2022	August 17, 2022	$0.1042	$0.0661	$—	$0.0381
August 31, 2022	September 19, 2022	$0.1042	$0.0661	$—	$0.0381
September 30, 2022	October 18, 2022	$0.1042	$0.0661	$—	$0.0381
October 31, 2022	November 17, 2022	$0.1042	$0.0661	$—	$0.0381
November 30, 2022	December 19, 2022	$0.1042	$0.0661	$—	$0.0381

Class T Common Stock:
December 31, 2021	January 19, 2022	$0.0897	$0.0569	$—	$0.0328
January 31, 2022	February 17, 2022	$0.0896	$0.0568	$—	$0.0328
February 28, 2022	March 17, 2022	$0.0910	$0.0577	$—	$0.0333
March 31, 2022	April 19, 2022	$0.0898	$0.0569	$—	$0.0329
April 30, 2022	May 18, 2022	$0.0903	$0.0573	$—	$0.0330
May 31, 2022	June 17, 2022	$0.0899	$0.0570	$—	$0.0329
June 30, 2022	July 19, 2022	$0.0904	$0.0573	$—	$0.0331
July 31, 2022	August 17, 2022	$0.0899	$0.0570	$—	$0.0329
August 31, 2022	September 19, 2022	$0.0900	$0.0571	$—	$0.0329
September 30, 2022	October 18, 2022	$0.0905	$0.0574	$—	$0.0331
October 31, 2022	November 17, 2022	$0.0900	$0.0571	$—	$0.0329
November 30, 2022	December 19, 2022	$0.0905	$0.0574	$—	$0.0331

Series A Cumulative Redeemable Preferred Stock:
March 15, 2022	March 31, 2022	$0.4219	$0.4219	$—	$—
June 15, 2022	June 30, 2022	$0.4219	$0.4219	$—	$—
September 15, 2022	September 30, 2022	$0.4219	$0.4219	$—	$—
December 15, 2022	December 30, 2022	$0.4219	$0.4219	$—	$—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	January 24, 2023	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer